Vanguard Valley Forge Funds

Supplement Dated May 22, 2023, to the Statement of Additional Information Dated April 28, 2023

Reorganization of Vanguard Managed Allocation Fund into Vanguard LifeStrategy® Moderate Growth Fund

Effective as of the close of business on May 19, 2023, the reorganization of Vanguard Managed Allocation Fund, a series of Vanguard Valley Forge Funds, with and into Vanguard LifeStrategy Moderate Growth Fund, a series of Vanguard STAR® Funds, is complete. Any references to Vanguard Managed Allocation Fund in this Statement of Additional Information are hereby deleted.

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